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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-07471


          -----------------------------------------------------------




Matthew 25 Fund, Inc.
(Exact name of registrant as specified in charter)




607 West Avenue
Jenkintown, PA  19046
(Address of principal executive offices)




Mark Mulholland
607 West Avenue
Jenkintown, PA  19046
(Name and address of agent for service)




Registrant's telephone number, including area code: (215) 884-4458


Date of fiscal year end: December 31

Date of reporting period: December 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.




Item 1.  Reports to Stockholders.





MATTHEW 25 FUND, INC


ANNUAL REPORT

December 31, 2007









Matthew 25 Fund, Inc.
607 West Avenue
Jenkintown, PA  19046
1-888-M25-FUND

Fund Symbol: MXXVX
Website: www.matthew25fund.com







This report is provided for the general information of Matthew 25 Fund shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.




Dear Matthew 25 Fund Shareholders,



        Our Fund was down 19.18% in 2007. Our Fund has gained 243.22% from its inception on 10/16/95 through 12/31/2007. In other words, a $10,000 investment at the inception of our Matthew 25 Fund would have grown to $34,321.63. This is a compounded annual growth rate of 10.62% for a period covering 12.21 years.

        Year 2007 is over and our Matthew 25 Fund's performance was poor. I used the end of the year to make some changes in our investments and I will give you an update on our portfolio later in this letter. There was a lot of fear at the end of last year and it is still present as I begin this letter on January 23, 2008. This fear has helped to lower interest rates and stock prices, but these two outcomes have increased the return potential for stocks going forward. The early part of this letter will address this.

        Let us begin by looking at last year's operating earnings and this year's operating earnings estimates for the S&P 500 Index (Bottoms up Calculations from Standard & Poor's Index Services):


			  2007			2008		Change
	1st Quarter	  $ 22.39		$ 22.86		+ 2.10%
	2nd Quarter	  $ 24.06		$ 24.52		+ 1.91%
	3rd Quarter	  $ 20.87		$ 25.17		+20.60%
	4th Quarter	  $ 17.33		$ 26.66		+53.84%

        Full Year         $ 84.65               $ 99.21         +17.20%


Notice that earnings had already declined in the 3rd and 4th quarters of 2007 reflecting that the economy had already weakened during the second half of last year. In 2008 earnings are projected to match the first half of '07 and then improve in the 3rd and 4th quarters of '08. Remember that earnings estimates are just that best guesses, but I believe the S&P estimates are more objective than most Wall Street estimates because they are only selling the integrity of their index.

        This scenario seems reasonable to me because there will be a few months delay before the economy will show the benefits from the Federal Reserve's belated but aggressive increases in liquidity and the related decreases in interest rates. In fact, the first 1 or 2 quarters could be weaker than the above estimates but that doesn't remove the potential strengthening of the economy later this year. I also believe that the stock market will look forward and show strength before the media reports improved economic figures.

        It is hard to predict the turn in the economy or the market, but you can tell if the market is carefully or carelessly priced. This will show in its valuations on past and upcoming earnings. The S&P 500 Index closed at $1,338.60 on 1/23/08. Therefore, we have a trailing PE Ratio of 15.81 and a forward PE Ratio of 13.49. These are great valuations. For the past 20 years ending 6/30/07 the PE Ratio on trailing earnings has averaged 22.17. This stock market is undervalued by over 28% based on the average of the past 20 years.

        This stock market is also attractive in relation to its most common investment alternative, bonds. In comparing the valuation of the stocks to bonds, then the Earnings Yield is a better measure to use than the PE Ratio. (Instead of price divided by earnings = PE Ratio; it is earnings divided by price = Earnings Yield.) The Earnings Yield for the S&P 500 Index on past earnings (2007) is 6.32% and on estimated current year earnings (2008) is 7.4%. Compare this to the earnings yield on 10-Year Treasuries of 3.6%. According to research from Seeking Alpha, the earnings yields on 10-Year Treasury Notes were higher than the S&P 500 earnings yields every year from 1984 until 2003. In '03 the stock market earnings yield went higher than the bond yield. The data ended in early 2007, but the disparity between the 2008 earnings yield on stocks as compared to the earnings yield on bonds would be the highest it has been in 23 years. If the yield on 10-Year Treasuries stays stable this year, then the earnings yield on stocks could come down. If the yield on stocks went to 150% of the yield on bonds, or 5.4%, then based on last year's earnings this would value the S&P 500 at $1,567.59. This is 17% higher than the market value as I write this letter. The market is priced very carefully.

          The last scenario that needs to be considered is what if the pessimists are wrong about the economy and it has already bottomed? Then using the Standard & Poor's 2008 earnings estimates, this market has very high upside potential. How much? If the market was to go to a 4.5% earnings yield this would put the S&P 500 at a value of $2,204.66 or around 64.7% higher than its January 23rd value. A 4.5% Earnings Yield is the same as a PE Ratio of 22.2, which is nearly identical to the average of the past 20 yeas. I am not trying to be Pollyannaish, but the news is so negative that I wanted to show the potential upside if earnings and valuations were to improve within reasonable ranges. And remember, if the S&P 500 were to reach $2,200 in three years it would be an 18% average annual return before dividends. There are always risks in stock investing, but the market is so carefully priced that its upside is being neglected.

        The following spreadsheet is information on the majority of our Matthew
25 Fund's holdings.   These are investments that I classify as Growth or
Growth/Value investments. Included in the spreadsheet are earnings estimates from First Call except for Farmer Mac*. Since there is no First Call earnings estimate for Farmer Mac, I just annualized the first 9 months earnings from 2007:

Stock                Shares          12/31/07
                                     Market
                                     Price       Market Value      First
                                                                   Call 08


Advanta A            268,150          $7.300      $1,957,495.00     $0.92
Advanta B             65,000          $8.070      $524,550.00       $0.92
Farmer Mac *         351,300          $26.320     $9,246,216.00     $2.48
Farmer Mac A *        70,500          $17.000     $1,198,500.00     $2.48
TD Ameritrade        242,500          $20.060     $4,864,550.00     $1.36
Black&Decker          53,000          $69.650     $3,691,450.00     $6.23
Berkshire Hathaway    25              $141,600    $3,540,000.00     $8,070.00
Cabela's             347,500          $15.070     $5,236,825.00     $1.34
Goldman Sachs         20,000          $215.050    $4,301,000.00     $21.97
Honda Motors          30,000          $33.140     $994,200.00       $3.20
MBIA                 100,000          $18.630     $1,863,000.00     $3.77
McGraw Hill           20,000          $43.810     $876,200.00       $3.01
Polaris              157,000          $47.770     $7,499,890.00     $3.40
Willow Financial     189,624          $8.390      $1,590,945.36     $0.53
Zimmer Holdings       16,500          $66.150     $1,091,475.00     $4.22

                    1,931,099                    $48,476,296.36



 								Avg.
			PE      Earnings 	Portfolio      Earnings
				Yield	 	Weight		Yield
Stock
Advanta A         	7.93    12.60%  	0.04038         0.005089
Advanta B          	8.77    11.40%  	0.01082         0.001234
Farmer Mac *      	10.61   9.42%   	0.19074         0.017972
Farmer Mac A *    	6.85    14.59%  	0.02472         0.003607
TD Ameritrade     	14.75   6.78%   	0.10035         0.006803
Black&Decker      	11.18   8.94%   	0.07615         0.006811
Berkshire Hathaway      17.55   5.70%           0.07303         0.004162
Cabela's          	11.25   8.89%   	0.10803         0.009606
Goldman Sachs     	9.79    10.22%  	0.08872         0.009064
Honda Motors      	10.36   9.66%   	0.02051         0.001980
MBIA             	4.94    20.24%  	0.03843         0.007777
McGraw Hill      	14.55   6.87%   	0.01807         0.001242
Polaris           	14.05   7.12%   	0.15471         0.011012
Willow Financial  	15.83   6.32%   	0.03282         0.002073
Zimmer Holdings        	15.68   6.38%   	0.02252         0.001436

						 1.00000         8.99%




Our portfolio's weighted Earnings Yield is just under 9% which is higher than the market average. According to my research, several of these stocks should grow earnings above the market's average for the next few years, such as:
Farmer Mac, TD Ameritrade, Berkshire, Cabela's, Goldman Sachs, McGraw Hill, Polaris and Zimmer Holdings. Black&Decker and Honda should be average growers but will assist earnings on a per share basis through their stock buybacks. Advanta, MBIA and Willow Financial need to get through the current credit crunch, which I believe they will and should be able to generate earnings growth down the line. Advanta and MBIA are selling at substantial discounts to book values and I believe offer potential returns much greater than their potential risks.

        Four of our holdings are not in the spreadsheet above.   One is ASV
Inc. which received a buyout offer in January for $18 from Terex Corp. The other three I do not value on earnings but value them based on assets. These Asset Investments are Abington Bancorp, El Paso and St. Joe. Abington is a recently converted mutual savings bank selling below book and hopefully in June of 2008 will embark on a significant buyback program in order to reduce its capital and to enhance shareholder value. El Paso owns the largest natural gas pipeline system in the U.S. My calculations value its 40,000 miles of pipeline under $400,000 per mile, and replacement costs for this pivotal energy asset is closer to $1,000,000 per mile. The company has found a way to recognize this undervalued asset. In the 4th quarter of '07 El Paso placed 1,850 net miles of pipelines into a new publicly traded limited partnership, El Paso Pipeline Partners LP. The partnership's symbol is EPB and its total Market Value plus debt values its pipeline over $1million per mile. El Paso should be able to enhance shareholder value by passing more of its pipeline into this partnership for cash or additional shares of the partnership. St. Joe is a land bank of 718,000 acres in Northwest Florida. At year end St. Joe's Enterprise Value was $3,355.4 million. This values the land at $4,675 per acre. This land bank is unique, undervalued and should be worth much more in the long run.

        This is an intimidating market. The media inundates us with talk of the "credit crisis" and "recession. I do not know when the news will become more upbeat, but I know that it will be long after the stock market has turned positive. Hopefully, this letter showed some of the upside potential in stocks at this time and the value within our portfolio. I have and will continue to buy more shares of our Matthew 25 Fund for my family, because I believe for every dollar invested today we will have much more than a dollar in market value in the not too distant future. Please call me for any questions that you may have and thank you for allowing us to work for you.







                                                    Good fortune to you,




                                                    Mark Mulholland
                                                    President




Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.



MATTHEW 25 FUND, INC.
PERFORMANCE SUMMARY
The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 12/31/07. These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approminately 98% of the U.S. equities market, for the same period. The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



(GRAPHIC OMITTED)



Date:         Matthew 25 Fund          Russell 3000 Index




Year ended
12/31/95              10,000                    10,000

Year ended
12/31/96              11,868                    12,182

Year ended
12/31/97              16,574                    16,053

Year ended
12/31/98              20,871                    19,929

Year ended
12/31/99              21,097                    24,094

Year ended
12/31/00              21,860                    22,296

Year ended
12/31/01              24,197                    19,741

Year ended
12/31/02              23,793                    15,489

Year ended
12/31/03              31,435                    20,300

Year ended
12/31/04              37,738                    22,726

Year ended
12/31/05              39,652                    24,117

Year ended
12/31/06              41,154                    27,908

Year ended
12/31/07              33,261                    29,342




Return:        Matthew 25 Fund          Russell 3000 Index

Annual
Return
12/31/1996             18.68%                    21.82%

Annual
Return
12/31/1997             39.65%                    31.78%

Annual
Return
12/31/1998             25.93%                    24.14%

Annual
Return
12/31/1999              1.08%                    20.90%

Annual
Return
12/31/2000              3.62%                    (7.46)%

Annual
Return
12/31/2001             10.69%                   (11.46)%

Annual
Return
12/31/2002             (1.67)%                  (21.54)%

Annual
Return
12/31/2003              32.12%                   31.06%

Annual
Return
12/31/2004             20.05%                    11.95%

Annual
Return
12/31/2005              5.07%                     6.12%


Annual
Return
12/31/2006              3.79%                    15.72%


Annual
Return
12/31/2007              (19.18)%                 5.14%


Matthew 25 Fund
One Year
12/31/06-12/31/07 = (19.18)%

Three Year
12/31/04-12/31/07 = (4.12)%

Five Year
12/31/02-12/31/07 = 6.93%

Ten Year
12/31/97-12/31/07 = 7.21%

Twelve Year
12/31/95-12/31/07 = 10.53%



Russell 3000 Index
One Year
12/31/06-12/31/07 = 5.14%

Three Year
12/31/04-12/31/07 = 8.89%

Five Year
12/31/02-12/31/07 = 13.63%

Ten Year
12/31/97-12/31/07 = 6.22%

Twelve Year
12/31/95-12/31/07 = 9.38%


MATTHEW 25 FUND, INC.
TOP TEN HOLDINGS & ASSET ALLOCATION
DECEMBER 31, 2006



MATTHEW 25 FUND, INC.
TOP TEN HOLDINGS & ASSET ALLOCATION
DECEMBER 31, 2007


Top Ten Holdings
(% of Net Assets)
--------------------------------------------------------

Federal Agricultural Mortgage Corp.Class A & Class C  15.46%
Polaris Industries, Inc.                              11.10%
Cabelas, Inc.                                          7.75%
El Paso Corporation                                    7.72%
Ameritrade Clearing, Inc.                              7.20%
Goldman Sachs                                          6.37%
Black & Decker, Inc.                                   5.46%
Berkshire Hathaway                                     5.24%
ASV Inc.                                               4.82%
Abington Bancorp                                       4.80%
                                                     ---------
                                                      75.92%
                                                     ---------


Asset Allocation
(% of Net Assets)
--------------------------------------------------------


Federal & Federally Sponsored Credit Agency             15.46%
Security Brokers, Dealers & Flotation                   13.57%
Misc. Transportation Equipment                          11.10%
Short-Term Investments                                   7.79%
Misc. Shopping Goods Store                               7.75%
Gas Production & Distribution                            7.72%
Savings Institution                                      7.16%
Metalworking Machinery & Equipment                       5.46%
Fire, Marine & Casualty Insurance                        5.24%
Construction Machinery & Equipment                       4.82%
Land Subdividers & Developers                            4.20%
Personal Credit Institution                              3.67%
Surety Insurance                                         2.76%
Orthopedic Prosthetic & Surgical Supplies                1.62%
Motor Vehicles & Passenger Car Bodies                    1.47%
Book Publishing & Printing                               1.30%
Other Assets less Liabilities                           -1.09%
                                                       ---------
                                                        100.00%
                                                       ---------


MATTHEW 25 FUND, INC.
EXPENSE EXAMPLE
DECEMBER 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2007 to December 31, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. IRAs with less than $5,000 may be charged $14 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors. This $14 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if IRA fees were included your costs would be higher.
                                                         Expenses Paid
                 Beginning       Ending                  During Period*
                 Account Value   Account Value           July 1, 2007 to
                 July 1, 2007    December 31, 2007       December 31, 2007
                 -------------   ------------------      ------------------
Actual           $1,000.00       $764.92                  $5.20
Hypothetical
  (5% return before expenses)
                 $1,000.00       $1,019.31                $5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.




MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
DECEMBER 31, 2007


                                 Number of Shares  Historical Cost     Value
COMMON STOCKS  --  93.30%

BOOK PUBLISHING & PRINTING   --  1.30%
  McGraw Hill Companies, Inc.           20,000          $913,922      $876,200

CONSTRUCTION MACHINERY & EQUIP   --  4.82%
  ASV Inc.*                             235,000         3,396,709    3,254,750

FEDERAL & FEDERALLY SPONSORED
CREDIT AGENCY  --  15.46%
  Federal Agricult. Mortgage Corp.Cl. C 351,300         7,087,946    9,246,216
  Federal Agricult. Mortgage Corp.Cl. A 70,500          1,254,525    1,198,500
                                                        ---------    ---------
                                                        8,342,471   10,444,716

FIRE, MARINE & CASUALTY INSURANCE  --  5.24%
  Berkshire Hathaway, Class A *          25             1,237,022    3,540,000

GAS PRODUCTION & DISTRIBUTION  --  7.72%
  El Paso Corporation                   302,500         2,122,770    5,215,100

LAND SUBDIVIDERS & DEVELOPERS  --  4.20%
  St. Joe Company                       80,000          3,094,039    2,840,800

METALWORKING MACHINERY & EQUIPMENT  --  5.46%
  Black & Decker, Inc.                  53,000          2,078,991    3,691,450

MISC. SHOPPING GOODS STORE  --  7.75%
  Cabelas, Inc.*                        347,500         6,195,774    5,236,825

MISC. TRANSPORTATION EQUIPMENT  --  11.10%
  Polaris Industries, Inc.              157,000         2,803,998    7,499,890

MOTOR VEHICLES & PASSENGER CAR BODIES  --  1.47%
  Honda Motor Co. Ltd.                  30,000          1,003,463      994,200



   The accompanying notes are an integral part of these financial statements.






MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
DECEMBER 31, 2007


                                 umber of Shares   Historical Cost    Value

ORTHOPEDIC, PROSTHETIC & SURGICAL SUPPLIES  --  1.62%
  Zimmer Holdings Inc. *                16,500          $1,116,145   $1,091,475

PERSONAL CREDIT INSTITUTION  --  3.67%
  Advanta Corporation, Class A          268,150         1,606,078     1,957,495
  Advanta Corporation, Class B          65,000          597,804         524,550
                                                        ----------    ----------
                                                        2,203,882     2,482,045

SAVINGS INSTITUTION  --  7.16%
  Abington Community Bancorp            345,000         2,865,475     3,243,000
  Willow Financial Bancorp, Inc.        189,624         1,035,376     1,590,945
                                                        ----------    ----------
                                                        3,900,851     4,833,945

SECURITY BROKERS, DEALERS & FLOTATION  --  13.57%
  Ameritrade Clearing, Inc. *           242,500         1,944,487     4,864,550
  Goldman Sachs Group, Inc.             20,000          3,896,080     4,301,000
                                                        ---------     ---------
                                                        5,840,567     9,165,550

SURETY INSURANCE  -- 2.76%
  MBIA, Inc.                            100,000         3,770,411     1,863,000
                                                        ---------     ---------

TOTAL COMMON STOCKS                                     48,021,015   63,029,946
                                                        ----------   ----------


SHORT-TERM INVESTMENTS  --  7.79%
  US Bank Repurchase Agreements         5,264,669       5,264,669     5,264,669
      Collateralized by US Government
      Agencies, 3.10%, Dated 12/31/07
      Due 1/2/08

TOTAL INVESTMENTS  --  101.09%                          $53,285,684  68,294,615
 Other Assets Less Liabilities  -- (1.09)%                            (734,362)

NET ASSETS  100.00%                                                  $67,560,253


*Non-income producing security during the period.



The accompanying notes are an integral part of these financial statements.



MATTHEW 25 FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007



ASSETS
 Investments in securities at value (cost $53,285,684)	$	 68,294,615
 Cash                                                                 2,385
 Receivables:

   Dividends & Interest                                              49,688
   Fund shares sold                                                   7,341
   Other                                                                 54
                                                                -----------
       TOTAL ASSETS                                              68,354,083
                                                                -----------

LIABILITIES
Payable for fund shares redeemed                                    64,853
Payable for securities purchased                                   725,474
Accrued expenses                                                     3,428
Other Payables                                                          75
                                                                ----------
       TOTAL LIABILITIES                                           793,830
                                                                ----------

NET ASSETS: (Equivalent to $13.89 per share based on          $ 67,560,253
4,863,026 shares of capital stock outstanding 100,000,000     ============
shares authorized, $0.01 par value)
Minimum Redemption Price Per Share $13.89 x 0.98 = 13.61 (Note 6)

COMPOSITION OF NET ASSETS

 Shares of common stock                                      $     48,630
 Additional paid-in capital                                    52,502,692
 Net unrealized appreciation of investments                    15,008,931

                                                               ----------
NET ASSETS                                                   $ 67,560,253




The accompanying notes are an integral part of these financial statements.



MATTHEW  25  FUND, INC.
STATEMENT   OF   OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
 Dividends                                        $        1,374,520
 Interest                                                     44,633
 Other income                                                  2,390
                                                           ---------
         TOTAL INVESTMENT INCOME                           1,421,543



EXPENSES:
 Investment advisory fee (Note 2)            	  		923,649
 Directors' fees and expenses					20,351
 Office expense							19,538
 Registration and compliance					17,808
 Custodian fees							16,615
 Professional fees						15,000
 Shareholder reporting						13,814
 State and local taxes						13,623
 Insurance							13,500
 Software 							9,220
 Postage and printing             				6,770
 Bank fees							6,461
 Telephone 							3,037
 IRA expense 							2,807
                                                       		--------


          TOTAL EXPENSES                      			1,082,193
                                                       		-----------

          NET INVESTMENT INCOME                 		339,350
                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  Net realized gain from investments				4,994,885
  Net change in unrealized appreciation of investments		(22,201,948)
                                                                -------------
  Net realized and unrealized gain (loss) from investments	(17,207,063)

		                                                -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$	(16,867,713)

                                                                ============



The accompanying notes are an integral part of these financial statements.


MATTHEW 25 FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                         	       Years ended
                                                12/31/07             12/31/06
                                              ------------        -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net Investment income                       $    339,350        $  1,433,629
 Net realized gain from investments             4,994,885             164,354
 Unrealized appreciation
          (depreciation) on investments        (22,201,948)         1,834,051


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:                     (16,867,713)          3,432,034


DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income			  (376,678)	   (1,380,226)
   From realized gains				(5,057,468)	     (103,971)
TOTAL DISTRIBUTIONS 				(5,434,146)	   (1,484,197)




CAPITAL SHARE TRANSACTIONS (Note 4)            (11,865,778)          (9,163,224)
                                               -----------           ----------

TOTAL INCREASE (DECREASE)                      (34,167,637)          (7,215,387)

NET ASSETS, BEGINNING OF PERIOD                101,727,890          108,943,277
                                               -----------           ----------

NET ASSETS, END OF PERIOD                    $ 67,560,253       $  101,727,890
                                            ==============        ==============





The accompanying notes are an integral part of these financial statements.




MATTHEW 25 FUND, INC.
FINANCIAL HIGHLIGHTS AND RELATED RATIOS / SUPPLEMENTAL DATA
For a Share Outstanding Throughout the Period Ending:


					       years ended

                            12/31/07   12/31/06  12/31/05   12/31/04    12/31/03

Net asset value,
  Beginning of year.........$18.29     $17.88      $17.22      $14.72    $11.68

Income from investment
  operations
  Net investment income
  (1).......................  0.07       0.24       0.05        0.13      0.00

Net gains (loss) on
  investments both
  realized and unrealized...  (3.39)     0.44       0.82        2.82      3.74

Total from investment
  operations................  (3.32)     0.68       0.87        2.95      3.74
                               ------------------------------------------------
Less distributions
 From net investment income... (0.08)     (0.25)      (0.05)    (0.13)     0.00
 From realized gains.......... (1.00)     (0.02)      (0.16)    (0.32)    (0.69)
 From return of capital.......  0.00       0.00        0.00     (0.00)    (0.01)

  Total distributions......... (1.08)      (0.27)      (0.21)   (0.45)    (0.70)
                                ------------------------------------------------

Net asset value,
  End of year...............  $13.89     $18.29     $17.88      $17.22    $14.72
                               ------------------------------------------------
Total return (2).............(19.18)%     3.79%      5.07%      20.05%    32.12%

Net assets, end of year
  (000's omitted)........... $67,560   $101,728   $108,943    $92,011    $60,001

Ratio of expenses, to average
  net assets................   1.17%     1.15%     1.17%        1.19%     1.23%

Ratio of net investment income, to
  average assets.............  0.37%     1.35%     0.33%        1.00%    (0.01)%

Portfolio turnover rate......  18.86%   28.54%    19.48%       12.46%    23.52%


(1) Per share net investment income has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends.


The accompanying notes are an integral part of these financial statements.



MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31 , 2007


NOTE 1 - Summary of Significant Accounting Policies
Nature of Operations
Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations
Equity securities are valued by using market quotations. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders
The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.


MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31 , 2007

NOTE 2 - Investment Advisory Agreement and Other Related Party Transactions
The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for 2007, as computed pursuant to the investment advisory agreement, totaled $923,649.

Mr. Mark Mulholland is the sole director and officer of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc. During the year ended December 31, 2007, the Fund paid brokerage commissions of $0 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $0. Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 3 - Investments
For the year ended December 31, 2007, purchases and sales of investment securities other than short-term investments aggregated $17,005,723 and $37,697,410 respectively. At December 31, 2007, the gross unrealized appreciation for all securities totaled $18,471,423 and the gross unrealized depreciation for all securities totaled $3,462,492 or a net unrealized appreciation of $15,008,931. The aggregate cost of securities for federal income tax purposes at December 31, 2007 was $53,285,684, including short-term investments.

NOTE 4 - Capital Share Transactions
As of December 31, 2007 there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $52,551,322. Transactions in capital stock were as follows:

                              Year Ended                      Year Ended
                              December 31, 2007              December 31, 2006
                              Shares        Amount        Shares       Amount

Shares sold                   325,185    $ 5,767,147    649,577   $ 11,607,765
Shares issued in
  reinvestment of dividends   316,034      5,340,372     79,531      1,466,562
Shares redeemed            (1,341,569)   (22,973,297)  (1,260,162)  (22,237,551)
 ------------------------------------------------------------------------------
Net Decrease                 (700,350)  $(11,865,778)    (531,054) $ (9,163,224)


NOTE 5 - Distributions to Shareholders
On September 20, 2007, a distribution of $1.00 per share aggregating $5,057,468 was paid to shareholders of record on this same date from net long-term capital gains. On December 27, 2007, a distribution of $0.08 per share aggregating $376,678 was paid to shareholders of record on this same date from net investment income.

MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
DECEMBER 31 , 2007

NOTE 6 - Redemption Fee
To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less. The redemption fee does not apply to shares purchased through reinvested distributions. For the year ended December 31, 2007, the Fund received $62,403 in redemption fees that was reclassified to paid-in capital.

NOTE 7 - Federal Income Taxes
Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income	$		0
      Undistributed realized gain	$		0
      Unrealized appreciation		$	15,008,931

The tax character of distributions paid during the years ended December 31, 2007 and 2006 were as follows:

                                2007            2006

      Ordinary income           $376,678        $1,380,226
      Long-term capital gain	$5,057,468 	$103,971

NOTE 8 - New Accounting Pronouncement
The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on January 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied. Management is currently evaluating the application of FAS 157 to the Fund and will provide additional information in relation to FAS 157 on the Fund's semi-annual financial statements for the period ending June 30, 2008.

NOTE 9 - Lease Commitments
The Fund leases office space under a lease that expires February of 2009. Rent expense was $14,064 for the year ended December 31, 2007. Minimum lease payments over the course of the term of the lease are as follows:

        2008    $ 14,400
	2009	$ 2,400

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES
Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
At an in-person meeting held on October 18, 2007, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR
The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement.
This includes portfolio management, supervision of Fund operations and compliance and regulatory matters.

INVESTMENT PERFORMANCE
The Directors reviewed the performance of the Fund, as compared to other mutual funds and market benchmarks. This review focused on the long-term performance of the Fund.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR
The Directors considered the Fund's management fee and total expense ratio relative to industry averages. The Directors determined that the Advisor is operating profitably, is viable and should remain as an ongoing entity.

ECONOMIES OF SCALE
The Directors considered information regarding economies of scale with respect to the management of the Fund.

CONCLUSIONS
Based on the above review and discussions, the Directors concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.


B O A R D    O F   D I R E C T O R S   I N F O R M A T I O N
Matthew 25 Fund
December 31, 2007

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Fund's Statement of Additional Information includes additional infromation about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND. Each director may be contacted by writing to the director c/o Matthew 25 Fund, 607 West Avenue, Jenkintown, PA 19046

INDEPENDENT DIRECTORS


Name/Age
Position with Fund    Term of Office and    Principle Occupation   Other
                      Length of Time Served During Last Five Years Directorships
--------------------------------------------------------------------------------
Philip J. Cinelli,D.O.
Age 47                1 year with election
Director              held annually         Physician in            Not a
                                            Family Practice         director for
                                                                    any other
                      He has been a Director                        public
                      since 1996                                    companies




Samuel B. Clement
Age 49
Director              1 year with election
                      held annually         Stockbroker with        Not a
                                            Securities of America   director for
                      He has been a Director                        any other
                      since 1996                                    public
                                                                    companies


Linda Guendelsberger
Age 48
Director              1 year with election
Secretary of Fund     held annually         CPA & Shareholder with  Not a
                                            Fishbein & Co.          director for
                      She has been a Director                       any other
                      since 1996                                    public
                                                                    companies


Scott Satell
Age 45
Director              1 year with election
                      held annually          Manufacturer's         Not a
                                             Representative         director for
                      He has been a Director with BPI Ltd.          any other
                      since 1996                                    public
                                                                    companies

INTERESTED DIRECTORS

Steven D. Buck, Esq.
Age 47
Director              1 year with election
                      held annually           Attorney and          Not a
                                              Shareholder           director for
                      He has been a Director  with Stevens          any other
                      since 1996              & Lee                 public
                                                                    companies

Mark Mulholland
Age 48
Director              1 year with election
President of Fund     held annually           President of Matthew  Not a
                                              25 Fund               director for
                      He has been a Director                        any other
                      since 1996              President of Matthew  public
                                              25 Management Corp.   companies

                                              Stockbroker with
                                              Boenning & Scattergood


Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940. Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation. Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Shareholders and Board of Directors
Matthew 25 Fund, Inc.
Jenkintown, Pennsylvania


We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                            /s/ Sanville & Company
February 19, 2008







ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee. The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts. Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                       12/31/2007        12/31/2006

Audit Fees             $ 15,000          $  14,000
Audit-Related Fees     $      0          $       0
Tax Fees               $      0          $       0
All Other Fees         $      0          $       0


Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.


ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.


ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a)(1)  Code of Ethics - attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.





SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/7/08




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/7/08